UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

Edgewise Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40236	82-1725586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1715 38th St.

Boulder, CO 80301

(Address of principal executive offices) (Zip Code)

(720) 262-7002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	EWTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 26, 2025, Edgewise Therapeutics, Inc. (the “Company” or “Edgewise”) issued a press release announcing positive results in its sevasemten program for Becker and Duchenne muscular dystrophies. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished by this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1 attached hereto shall be deemed furnished and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Information.

On June 26, 2025, the Company announced positive results in its sevasemten program for Becker and Duchenne muscular dystrophies.

The Company announced positive data from MESA, an open label extension trial that is providing continued access to sevasemten to participants with Becker who were previously enrolled in ARCH, or completed CANYON, GRAND CANYON, or DUNE. As of the March 2025 data cut, 99% of eligible participants (n=85) are enrolled in MESA.

The MESA data demonstrated sustained disease stabilization, reinforcing prior ARCH and CANYON findings. Importantly, CANYON participants who rolled over to MESA showed increased North Star Ambulatory Assessment (“NSAA”) scores over 18 months (0.8 point improvement from baseline), with a trend toward improvement in placebo participants switching to sevasemten (0.2 point improvement since initiation of sevasemten). During the 18 months of sevasemten treatment, participants’ NSAA scores continued to diverge relative to the expected functional declines seen in multiple Becker natural history studies. Further, NSAA scores for ARCH participants who rolled over to MESA remained stable after three years of treatment. Sevasemten continues to demonstrate a favorable safety profile after up to three years of treatment.

Edgewise recently completed a successful Type C meeting with the U.S. Food and Drug Administration (“FDA”), which provided a clear path to registration of sevasemten as the first ever therapy for Becker. While the FDA deemed the CANYON data alone insufficient for an accelerated approval, the Agency reiterated that NSAA is a clinically meaningful endpoint for traditional approval. The FDA encouraged Edgewise to continue to share MESA data and natural history prospective modeling ahead of GRAND CANYON completion. Further, the FDA emphasized their support for GRAND CANYON, the ongoing global pivotal placebo-controlled cohort, and its potential as a single adequate well-controlled study to support registration. GRAND CANYON is highly powered to show a statistically significant difference in NSAA versus placebo over 18 months and is on track for topline data in the fourth quarter of 2026.

The Company also announced encouraging topline data from its Phase 2 Duchenne trials, LYNX and FOX. The goals were to explore a range of doses to assess safety and identify a potentially beneficial dose for Phase 3. The trial’s dose escalation paradigm provided a three-month placebo-controlled period to evaluate biomarkers for dose selection, followed by an open label period. Across both studies, at target doses, sevasemten was well-tolerated.

LYNX is an ongoing multi-center, placebo-controlled, dose-finding Phase 2 trial to evaluate the effect of sevasemten on safety, biomarkers of muscle damage and function in four- to nine-year-old participants with Duchenne treated with sevasemten in a three-month placebo-controlled dose ranging study. Consistent observations across functional measures, including Stride Velocity 95th Centile (“SV95C”), NSAA and 4 stair-climb, identified a dose of 10 mg to evaluate in Phase 3.

Similar to the LYNX design, FOX is an ongoing multi-center, placebo-controlled Phase 2 trial to evaluate the effect of sevasemten on safety, biomarkers of muscle damage and function in six- to 14-year-old participants with Duchenne who have been previously treated with gene therapy. FOX participants are on average over 10 years old and four years out from receiving gene therapy. Despite the lack of extensive natural history in Duchenne gene therapy treated boys, initial results from the FOX study indicate that sevasemten 10 mg has the potential to reduce the rate of functional decline.

The Company plans to meet with the FDA in the fourth quarter of 2025 to discuss a Phase 3 design including input on the patient population and endpoints, with plans to initiate the pivotal study in 2026. In addition, the Company plans to continue to collect longer-term open label extension data, which will provide further access to the drug to trial participants.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and press release attached hereto contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this Current Report on Form 8-K and press release that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, statements regarding the potential of, and expectations regarding sevasemten, statements regarding the potential market opportunity for sevasemten, statements regarding Edgewise’s expectations and milestones relating to its clinical trials and clinical development of sevasemten, including the timing of topline data for the GRAND CANYON trial and the timing of the initiation of a pivotal study of sevasemten, statements regarding the potential outcome of the GRAND CANYON trial, statements regarding the timing and outcome of Edgewise’s discussions with the FDA, statements regarding the clear path to potential sevasemten registration as the first ever therapy for Becker, and statements by Edgewise’s President and Chief Executive Officer and Chief Medical Officer. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “will,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained herein are based upon Edgewise’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those projected in any forward-looking statements due to numerous risks and uncertainties, including but not limited to: risks associated with Edgewise’s limited operating history, its products being early in development and not having products approved for commercial sale; risks associated with Edgewise not having generated any revenue to date; Edgewise’s ability to achieve objectives relating to the discovery, development and commercialization of its product candidates, if approved; Edgewise’s need for substantial additional capital to finance its operations; Edgewise’s substantial dependence on the success of sevasemten; Edgewise’s ability to develop and commercialize sevasemten and discover, develop and commercialize product candidates in future programs; risks related to Edgewise’s clinical trials of its product candidates not demonstrating safety and efficacy; risks related to Edgewise’s product candidates causing serious adverse events, toxicities or other undesirable side effects; the outcome of preclinical testing and early clinical trials not being predictive of the success of later clinical trials and the risks related to the results of Edgewise’s clinical trials not satisfying the requirements of regulatory authorities; delays or difficulties in the enrollment and/or maintenance of patients in clinical trials; risks related to failure to capitalize on other indications or product candidates; risks related to competition; risks relating to interim, topline and preliminary data from Edgewise’s clinical trials changing as more patient data becomes available; risks related to the regulatory approval processes of domestic and foreign authorities being lengthy, time consuming and inherently unpredictable; risks related to production of drugs by Edgewise’s third-party manufacturers; risks related to changes in methods of product candidate manufacturing or formulation; risks related to not achieving adequate market acceptance; risks related to the patient population for our product candidates having a small patient population; risks related to regulatory authorities not accepting data from trials conducted in locations outside of their jurisdiction; risks relating to Edgewise’s ability to attract and retain highly skilled executive officers and employees; Edgewise’s ability to obtain and maintain intellectual property protection for its product candidates; Edgewise’s reliance on third parties; general economic and market conditions; and other risks. Information regarding the foregoing and additional risks may be found in the section entitled “Risk Factors” in documents that Edgewise files from time to time with the U.S. Securities and Exchange Commission. These forward-looking statements are made as of the date of this Current Report 8-K and Edgewise assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated June 26, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEWISE THERAPEUTICS, INC.

By:	/s/ R. Michael Carruthers
R. Michael Carruthers
Chief Financial Officer

Date: June 26, 2025